Exhibit 99.1

BNP Fixed Income Lunch September 8, 2015

Ludington Pumped Storage Ray Compressor Station Cross Winds âEnergy Park

Fourth largest in the world #1 LDC in gas storage #2 in renewable sales in the Great Lakes area

Barclays Capital CEO Energy and Power Conference September 8 & 9, 2015

Ludington Pumped Storage Ray Compressor Station Cross Winds âEnergy Park

Fourth largest in the world #1 LDC in gas storage #2 in renewable sales in the Great Lakes area

This presentation is made as of the date hereof and contains “forward-looking statements” as defined in Rule 3b-6 of the

Securities Exchange Act of 1934, Rule 175 of the Securities Act of 1933, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. All forward-looking statements should be considered in the context of the risk and other factors detailed from time to time in CMS Energy’s and Consumers Energy’s Securities and Exchange Commission filings. Forward-looking statements should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND

INFORMATION” and “RISK FACTORS” sections of CMS Energy’s and Consumers Energy’s Form 10-K for the year ended

December 31, 2014 and as updated in subsequent 10-Qs. CMS Energy’s and Consumers Energy’s “FORWARD-LOOKING

STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important factors that could cause CMS Energy’s and Consumers Energy’s results to differ materially from those anticipated in such statements. CMS Energy and Consumers Energy undertake no obligation to update any of the information presented herein to reflect facts, events or circumstances after the date hereof.

The presentation also includes non-GAAP measures when describing CMS Energy’s results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com.

CMS Energy provides historical financial results on both a reported (Generally Accepted Accounting Principles) and adjusted (non-GAAP) basis and provides forward-looking guidance on an adjusted basis. Management views adjusted earnings as a key measure of the company’s present operating financial performance, unaffected by discontinued operations, asset sales, impairments, regulatory items from prior years, or other items. These items have the potential to impact, favorably or unfavorably, the company’s reported earnings in future periods.

Investors and others should note that CMS Energy routinely posts important information on its website and considers the Investor Relations section, www.cmsenergy.com/investor-relations, a channel of distribution.

2

Why Invest in CMS Energy?

Our Growth Engine

(2015-2024 Capex)

$15.5 Billion

5%—7% EPS a growth

More “upside” $5 bil NOT yet in Plan!

a Adjusted EPS (non-GAAP)

Supported By

SIDES create headroom

(Investment, Sales, Cost, & DIG)

• PARTNERS in progress

(Customers, Regulators, & Policy Makers)

• PASSION to improve for customers AND owners

(Value, Reliability, & Environment)

• SELF-FUNDED!

. . . . next 10 years even brighter than last 10 year record!

3

Simple, Perhaps Unique CMS Growth Model . . . .

Capital investment (drives EPS growth)

—O&M cost reductions

—Sales growth

—No “block” equity dilution

—Surcharges and other Investment self-funded Rate increase at or below inflation

Plan

5%—7%

-2 pts —  1/2 -1 -1 1/2

-5 pts

<2%

. . . . drives sustainable growth.

4

Investment “Catch-up” . . . .

Capex (bils) $1.8

“Catch-up”

One of first with a ten year plan

> $1.5 per year

Capex as a Percent of Market Capa

2005—2014 2015—2024

CMS 10% 16% Peers 15 11

CMS Energy

Peers

0

2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024

a Based on December 31, 2014 information percent of market cap Source: 10K; actual amounts through 2014 smoothed for illustration

. . . . creating an opportunity for the next ten years.

Capex Up 45% . . . .

2005-2014 $10.7 bil

2015-2024 $15.5 bil

Opportunity

$20 + bil

Organic Growth +45% Electric Maintenance

27%

Gas Infrastructure

Environ.

ctric Reliability Smart Energy

New

Generation

Electric Maintenance

Gas Infrastructure

37%

New

Generation Smart

Energy Electric Reliability

Environmental

Opportunity

+30%

EPS Growth

–CMS 7%/yr

–Peers 4

5% -7% /yr 4

6%—8% /yr

. . . . with more opportunity and no “big bets” over ten years!

Generation Capacity

Grid Modernization

Renewables

Gas Infrastructure

6

. . . . with more opportunity and no “big bets” over ten years!

O&M Cost Reductions . . . .

2006 2014 2018

Down 7% Down 10% or 2%/yr

$1.1 bil $1.0 bil $0.9 bil

Inflation Inflation

?2% ?2%

Coal to Gas Switching (Zeeland) Smarter benefit plans Productivity/Attrition

• Coal to Gas Switching (Jackson)

• “Pole Top” Hardening

• Productivity/Smart Energy

. . . . provide more “headroom” for more capital investment.

7

O&M Cost Performance . . . .

Electric Annual Growth

(2014 over 2006)

Peer Average >5%

Consumers—2.7%

Source: SNL, Form 1, Electric Non-fuel O&M

O&M Cost Savings

2014 2014

& 2015 2018

(mils) (mils)

Attrition $—35 $— 75 Productivity (Coal Gas) —35 — 50

“Pole Top” Hardening —30 — 30

Smart Meters — 5 — 25

Eliminate Waste (UA’s) —15 — 20 Mortality Tables & +50 + 50 Discount Rates Service Upgrades +10 + 50

Net Savings $—60 $—100 Percent Savings — 6% — 10%

2%

FAST START! a year!

. . . . better than peers with substantial upside.

Sales Growth . . . .

Our Service Territorya Outperforms

a Grand Rapids b Annualized numbers thru June

Annual Electric Sales c

Industrial Total

6%

Conservative

2%

1%

  1/2%

2010-2014 2015—2019 Post-Recession Future

c Weather normalized vs. prior year

. . . . planned conservatively.

Building Permits b

GDP

2010 2013

Population

2011 2014

Unemployment

(6/15)

Grand Rapids

+28%

15

3

3.7

Michigan

+14% 11 0 5.5

U.S +13% 8 2 5.3

Economic Growth . . . .

Examples of New Business

Electric Gas Combination

Announcement

Bayer CropScience

• One of the world’s leading crop science companies

• Secures 70 jobs

• $50 million investment

Dicastal

Durolast Roofing Continental Dairy Betz GM Assembly Plasan Enbridge Magna-Cosma Dart Post MSU FRIB

WKW MACI Denso Brembo

Industries

MW

Auto Food Manufacturing Metal Petroleum Plastics Others

50 15 25 20 19 19 20

Total Up 168

. . . . almost 3% of additional sales growth.

No “Block Equity” Dilution . . . .

Typical utility Model w/o NOLs

< 6%

< 5% -1%

Rate Base Dilution EPS Growth Growth

CMS Model w/ NOLs

6% 6%

0

Rate Base Dilution EPS Growth Growth

. . . . under CMS growth model.

PPAs (2,000 MW) Create Unique Opportunity for . . . .

PPA vs Owned Capacity

30%

10%

5%

Peers CMS Today CMS Future

Opportunity 2,000 MW

Amount

(mils)

PPAs $(650) New Gas Build 650 Annual Customer Impact zero

. . . . more capacity investment, without increasing bills.

ROA (800 MW) Creates Unique Opportunity for . . . .

Potential Return

800 MW

“One-Way Door”

Decision

Build Decision

Today Future

. . . . more capacity investment, without increasing bills; 10% return worth five years of growth.

Opportunity

• $150 million subsidy

• 0.02% of customers on ROA

(~300 customers)

• Could lower rates 4% for everyone if all returned

• Build new generation capacity, funded by return

Capacity & Energy Price Increases . .

Was Now Future Scenarios

(mils) (mils) (mils)

+ $25 – $50 $65

Energy more

Capacity $55

$40

$35

$15

$5

Capacity

price < $0.50 ? $2.00 $4.50 $7.50

($ kW per (Prior) (Forecast) (CONE) month)

New Business

•Long-term Energy

• 250 MW at $4.00 per kWm (6/14)

• 250 MW ? $5.75 per kWm (4/15)

•Recent Capacity

• Long-term > $3.30

• Near-term ? $4.50

Upside: Capacity and energy contracts layered in over time

. . . . adding value to our “DIG” plant.

Electric Customer Prices . . . .

Residential Bills

20%

Worse

National Avg

Residential bills well below U.S. average

Better (13)% (13)% Rates Rates & Rates & Act 169

-20 Fuel (17)%

2013 2014 2015 2016 Plus

Industrial Rates

30% 26%

Worse

4%

Mid

Flat

Policy could (8)% Better eliminate gap

-30

2013 2014 2015 2016 Plus

. . . . affordable for residential and improving for industrial customers.

Customer Satisfaction .

Electric

1st Quartile #4 2nd Quartile

#6

3rd Quartile 4th Quartile

Present

2010 2012 2014 Rank 2016

Residential Business

Gas

#3 1st Quartile 2nd Quartile

#9

3rd Quartile 4th Quartile

2010 2012 2014 Present 2016

Rank

Residential Business

. . . .continues to improve rapidly.

CMS Energy . . . .

+5% to +7% /year

7% CAGR

Recession Recession

Help Hurt

003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Future

We work Cold Mild Hot Warm Mild Cold Summer- Hot Hot Warm Mild Polar Cold with anyone winter summer summer winter summer winter “less” summer summer winter summer vortex Feb.

and in any Governor (D) Governor (R)

condition New

Commission (D) Commission (D) Commission (R)

. . . . consistent growth through recession, adverse weather, changing policy leaders . . . .

Michigan Energy Law . . . .

“Retail

Open

Access”

Efficiency

Renewables IRP process

. . . . builds off the 2008 law, adding growth opportunities.

Constructive Regulation . . . .

Commission Tier 1 State Ranking

John Quackenbush (R), Chairman Term Ends: July 2, 2017

Sally Talberg (I) Term Ends: July 2, 2019

Norm Saari (R)

Term Ends: July 2, 2021

Newly appointed!

. . . . is supported by a quality Commission and a strong Law.

CMS Energy Consistent Growth . . . .

Future Shines Bright a Sustainable Future Growth

EPS a +5% to +7% / Past Next 5 $2.50 year Performance Years Investment (bils) $6.4 $7.6

+7% /year (2010-2014) Capacity Op!

O&M Reduction (10)% (7)%

(2006-2014) Conservative

Sales Growth +1% + 1/2%

(2010-2014) Conservative

Energy Policy 2008 Improved Law Law Last 7 Years Next 5 Years

a Adjusted EPS (non-GAAP)

. . . . even easier, with lots of upsides.

Appendix

Clean Power Plan . . . .

Lbs CO2

(per MWh) (Preliminary — Emission Rate)

2500

Consumers Energy 2005 Baseline

Retire 950 MW coal State of Michigan Target

Projected outlook with 20% renewables —investment not yet in Plan

0

2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030

. . . . positioned well for compliance.

Capacity Diversity . . . .

Oil Nuclear

6% 8%

Renewables

9% Coal 34% Pumped 2014 Storage 11%

Gas 32%

Nuclear Oil 6% 8% Renewables 3%

Pumped Coal Storage 41%

11% 2005

Gas 31%

Nuclear

Oil 8% 6% Purchases 3%

Coal 24% Renewables 10%

2017

Pumped

Storage Gas 12% 37%

. . . . evolving to cleaner generation while becoming more cost competitive.

Rate Base Growth . . . .

10 Years of Growth

Rate Ba (bils)

$ +6% /year

Depreciation

0

2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024

Investment

2015 Amount —2024

(bils)

Gas Infrastructure $ 5.8

& Maintenance

Electric Reliability 2.3 Smart Energy 0.4 Environmental 0.9 New Generation 1.1

Electric Maintenance 5.0 Plan Investment $15.5

. . . . drives EPS growth 5%—7% a year.

Growing the Gas Business . . . .

Capital Investment

Capex

(bils)

$ 6 +100% $5.8

Customers

structure

$2.9 ne Integrity Capacity & Deliverability Civic Improvement Compression

& Storage Smart Energy

& Other

0

Last 10 Next 10

Gas Service Territory

Gas service area Transmission line Compressor stations

Freedom Pipeline

Storage fields

Replacement

Interconnects

• 6.3 miles

• $185 million capex

. . . . expanding one of the largest systems in the country.

Rate Cases . . . .

Gas (mils)

$21 $85 $64

Investment Cost of Capital, Filed 7/17 Upgrades, & Other

Electric Track Record

Date Step Amount

(mils)

May 2013 Settlement $ 89

2014 Stay ? —June 2015 Self-implement

Dec. 2015 Order expected

2 1/2 years since last order!

. . . . fair and timely.

MISO Zone 7 Capacity . . . .

2016 Forecasted Shortfall (MW)

June June 2014 2015

CMS & DTE Purchase IPPs

New Build

Lower

Demand

-3,000

            Source: MISO

Impact

New capacity to meet shortfall not assumed

More upside to $15.5 billion capex plan

Creates upside pressure in capacity prices — DIG opportunity

. . . . shortfall expected to be 1,300 MW.

Generation Strategy: New Supply Sources . . . .

Levelized cost of new build (¢/kWh)

New Build

25

Consumers Energy Sources

22¢

15¢ 12¢ 11¢

Back 10¢ 8¢ -up

7¢ 6¢ Back 7¢

6¢ -up 6¢ 9¢ 5.5¢

5¢ 5¢ â

6¢ 5

Winds

Zeeland Cross Big Palisades

0

Combined Cycle Gas Plant Wind Coal Nuclear Residential Solar

Gas price= $3.00 $4.50 $6.00 W/ tax W/o tax W/ emission Today Future credit credit controls $3.00 per $2.00 per watt watt?

. . . . combined cycle gas is the most attractive new source of supply.

Operating Cash Flow Growth . . .

Amount Up $0.6

Billion

(bils) Gross operating cash flowa

up $0.1 billion per year

$ 2.6 $2.5

2.1

$1.8 $1.9

1.6 $1.55

1.1

0.6 Investment

0.1

Cash flow before dividend

(0.4)

(0.9) a Non-GAAP

2014 2015 2016 2017 2018 2019 2020

NOLs & Credits $0.7 $0.7 $0.7 $0.5 $0.3 $0.2 $0.1

Interest, working capital and taxes $2.1 $2.2 $2.3 $2.6

. . . . up $0.6 billion or 30% over five years!

2015 Cash Flow Forecast (non-GAAP)

CMS Energy Parent

Cash at year end 2014 $ 95 Sources Consumers Energy dividend and tax sharing $ 365 Enterprises 20 Sources $ 385 Uses Interest and preferred dividend $ (130) Overhead and Federal tax payments (10) Equity infusion (150) Pension contribution 0 Uses a $ (330) Cash flow $ 55 Financing and Dividend New issues $ 250 Retirements -DRP, continuous equity 45 Net short-term financing & other (5) Common dividend (320) Financing $ (30) Cash at year end 2015 $ 120

Bank Facility ($550) available $ 547

            a Includes other

Consumers Energy

Amount

(mils)

Cash at year end 2014 $ 71 Sources Operating (depreciation & amortization $735) $ 1,920 Other working capital (205) Sources $ 1,715 Uses Interest and preferred dividend $ (235) Capital expenditures b (1,615) Dividend and tax sharing $110 from CMS (365) Pension contribution 0 Uses $ (2,215) Cash flow $ (500) Financing Equity $ 150 New issues 250 Retirements (50) Net short-term financing & other 105 Financing $ 455 Cash at year end 2015 $ 26

Bank Facility ($650) available $ 472 AR Facility ($250) available $ 250

            b Includes cost of removal and capital leases

GAAP Reconciliation

CMS ENERGY CORPORATION

Earnings Per Share By Year GAAP Reconciliation (Unaudited)

2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

Reported earnings (loss) per share—GAAP($0.30) $0.64($0.44)($0.41)($1.02) $1.20 $0.91 $1.28 $1.58 $1.42 $1.66 $1.74

After-tax items:

Electric and gas utility 0.21(0.39) —(0.07) 0.05 0.33 0.03—0.17 —

Enterprises 0.74 0.62 0.04(0.02) 1.25(0.02) 0.09(0.03)(0.11)(0.01)* 0.03

Corporate interest and other 0.16(0.03) 0.04 0.27(0.32)(0.02) 0.01*(0.01)***

Discontinued operations (income) loss(0.16) 0.02(0.07)(0.03) 0.40(*)(0.08) 0.08(0.01)(0.03)*(*)

Asset impairment charges, net — 1.82 0.76 0.60 — — — -

Cumulative accounting changes 0.16 0.01 — — — — —

Adjusted earnings per share, including MTM—non-GAAP $0.81 $0.87 $1.39 $0.57 $0.84 $1.21 (a) $1.26 $1.36 $1.45 $1.55 $1.66 $1.77

Mark-to-market impacts 0.03(0.43) 0.51

Adjusted earnings per share, excluding MTM—non-GAAP NA $0.90 $0.96 $1.08 NA NA NA NA NA NA NA NA

* Less than $500 thousand or $0.01 per share.

(a) $1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock.

CMS Energy

Reconciliation of Gross Operating Cash Flow to GAAP Operating Activities

(unaudited)

(mils)

2014 2015 2016 2017 2018 2019 2020

Consumers Operating Income + Depreciation & Amortization $ 1,813 $ 1,920 $ 2,027 $ 2,145 $ 2,266 $ 2,401 $ 2,515

Enterprises Project Cash Flows 20 20 40 58 62 67 71

Gross Operating Cash Flow $ 1,833 $ 1,940 $ 2,067 $ 2,203 $ 2,328 $ 2,468 $ 2,586

Other operating activities including taxes, interest payments and working capital(386)(390)(567)(603)(628)(668)(686)

Net cash provided by operating activities $ 1,447 $ 1,550 $ 1,500 $ 1,600 $ 1,700 $ 1,800 $ 1,900

Consumers Energy

2015 Forecasted Cash Flow GAAP Reconciliation (in millions) (unaudited)

Reclassifications From Sources and Uses to Statement of Cash Flows

Interest/ Capital

Presentation Sources and Uses Tax Other Financing Other Working Lease Pymts Securitization Common Consolidated Statements of Cash Flows

non-GAAP Sharing Payments Capital and Other Debt Pymts Dividends GAAP

Description Amount Operating as Operating as Investing as Financing as Financing as Financing Amount Description

Cash at year end 2014 $ 71 $—$—$—$—$—$—$ 71 Cash at year end 2014

Sources

Operating (dep & amort $735) $ 1,920

Other working capital(205) Net cash provided by

Sources $ 1,715 $ 110 $(235) $ 83 $ 23 $ 74 $—$ 1,770 operating activities

Uses

Interest and preferred dividends $(235)

Capital expenditures a(1,615)

Dividends/tax sharing to CMS(365)

Pension Contribution — Net cash used in

Uses $(2,215) $ (110) $ 235 $(83) $—$—$ 475 $ (1,698) investing activities

Cash flow from

Cash flow $(500) $—$—$—$ 23 $ 74 $ 475 $ 72 operating and

investing activities

Financing

Equity $ 150

New Issues 250

Retirements(50)

Net short-term financing & other 105 — Net cash used in

Financing $ 455 $—$—$—$(23) $(74) $(475) $ (117) financing activities

Net change in cash $(45) $—$—$—$—$—$—$ (45) Net change in cash

Cash at year end 2015 $ 26 $—$—$—$—$—$—$ 26 Cash at year end 2015 a Includes cost of removal and capital leases

CMS Energy Parent

2015 Forecasted Cash Flow GAAP Reconciliation (in millions) (unaudited)

Reclassifications From Sources and Uses to Statement of Cash Flows

Presentation Sources and Uses Non Equity Consolidated Statements of Cash Flows

non-GAAP Uses GAAP

Description Amount as Operating Other Amount Description

Cash at year end 2014 $ 95 $—$ (95) $—Cash at year end 2014

Sources

Consumers Energy dividends/tax sharing $ 365

Enterprises 20 Net cash provided by

Sources $ 385 $(180) $ (25) $ 180 operating activities

Uses

Interest and preferred dividends $(130)

Overhead and Federal tax payments(10)

Equity infusions(150)

Pension Contribution—Net cash used in

Uses (a) $(330) $ 180 $—$(150) investing activities

Cash flow from

Cash flow $ 55 $—$ (25) $ 30 operating and

investing activities

Financing and dividends

New Issues $ 250

Retirements -

Equity programs (DRP, continuous equity) 45

Net short-term financing & other(5) —

Common dividend(320) Net cash used in

Financing $(30) $—$—$(30) financing activities

Net change in cash $ 25 $—$ (25) $—Net change in cash

Cash at year end 2015 $ 120 $—$ (120) $—Cash at year end 2015

(a) Includes other

Consolidated CMS Energy

2015 Forecasted Consolidation of Consumers Energy and CMS Energy Parent Statements of Cash Flow (in millions) (unaudited)

Eliminations/Reclassifications/Consolidation to

Arrive at the Consolidated Statement of Cash

Statements of Cash Flows Other Consumers Equity

Consumers CMS Parent Consolidated Common Dividend Infusions to Consolidated Statements of Cash Flows

Description Amount Amount Entities as Financing Consumers Amount Description

Cash at year end 2014 $ 71 $—$ 136 $—$—$ 207 Cash at year end 2014

Net cash provided by $ 1,770 $ 180 $ 75 $(475) $—$ 1,550 Net cash provided by operating activities operating activities

Net cash used in(1,698)(150)(342)—150(2,040) Net cash used in investing activities investing activities

Cash flow from $ 72 $ 30 $(267) $(475) $ 150 $(490) Cash flow from operating and operating and

investing activities investing activities

Net cash used in $(117) $(30) $ 277 $ 475 $(150) $ 455 Net cash provided by financing activities financing activities

Net change in cash $(45) $—$ 10 $—$—$(35) Net change in cash

Cash at year end 2015 $ 26 $—$ 146 $—$—$ 172 Cash at year end 2015

Capital Research Global Investors Meeting September 9, 2015

Ludington Pumped Storage

Ray Compressor Station

Cross Winds Energy Park

Fourth largest in the world

#1 LDC in gas storage

#2 in renewable sales in the Great Lakes area

Consistent, Sustainable Growth

West Coast Meeting September 10—11, 2015

Ludington Pumped Storage Ray Compressor Station Cross Winds Energy Park

Fourth largest in the world #1 LDC in gas storage #2 in renewable sales in the Great Lakes area Consistent, Sustainable Growth

CMS ENERGY

This presentation is made as of the date hereof and contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, Rule 175 of the Securities Act of 1933, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. All forward-looking statements should be considered in the context of the risk and other factors detailed from time to time in CMS Energy’s and Consumers Energy’s Securities and Exchange Commission filings. Forward-looking statements should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections of CMS Energy’s and Consumers Energy’s Form 10-K for the year ended December 31, 2014 and as updated in subsequent 10-Qs. CMS Energy’s and Consumers Energy’s “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important factors that could cause CMS Energy’s and Consumers Energy’s results to differ materially from those anticipated in such statements. CMS Energy and Consumers Energy undertake no obligation to update any of the information presented herein to reflect facts, events or circumstances after the date hereof.

The presentation also includes non-GAAP measures when describing CMS Energy’s results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com.

CMS Energy provides historical financial results on both a reported (Generally Accepted Accounting Principles) and adjusted (non-GAAP) basis and provides forward-looking guidance on an adjusted basis. Management views adjusted earnings as a key measure of the company’s present operating financial performance, unaffected by discontinued operations, asset sales, impairments, regulatory items from prior years, or other items. These items have the potential to impact, favorably or unfavorably, the company’s reported earnings in future periods.

Investors and others should note that CMS Energy routinely posts important information on its website and considers the Investor Relations section, www.cmsenergy.com/investor-relations, a channel of distribution.

2

Top of Mind . . . .

CMS ENERGY

1 • Senator Nofs introduced energy bill

– Improvement to 2008 Law

2 • Representative Nesbitt introduced energy bill

– Restores full regulatory model

3 • PA 169 (cost of service) approved

– Improves industrial rate competitiveness by 4%

4 • MISO Zone 7 capacity shortfall 1,300 MW

– More upside to ten-year $15.5 billion capital investment plan

5 • EPA Clean Power Plan

– CMS positioned well for compliance

. . . . business model is delivering results.

3

Simple, Perhaps Unique CMS Growth Model . . . .

CMS ENERGY

Plan Opportunity

Capital investment (drives EPS growth) 5% - 7% 6% - 8%

- O&M cost reductions -2 pts Short-term

- Sales growth -  1/2 ROA return

- No “block” equity dilution -1 and/or

- Surcharges and other -1 1/2 Long-term

INVESTMENT SELF-FUNDED -5 pts Replace PPAs

Rate increase at or below inflation <2% <2%

. . . . drives sustainable growth.

4

Capex Up 45%

CMS ENERGY

2005-2014

2015-2024

Opportunity

$10.7 bil

$15.5 bil

$20 + bil

Organic Growth +45%

+30% Opportunity

Gas Infrastructure

Electric Maintenance

27%

New Generation

Environ.

Smart Energy

Electric Reliability

Electric Maintenance

Gas Infrastructure 37%

New Generation

Environmental

Smart Energy

Electric Reliability

Renewables

Generation Capacity

Grid Modernization

Gas Infrastucture

EPS

Growth

– CMS 7%/yr 5% -7% /yr 6% - 8% /yr

– Peers 4 4

. . . . with more opportunity and no “big bets” over ten years!

5

O&M Cost Performance

CMS ENERGY

Electric Annual Growth

(2014 over 2006)

Peer Average >5%

Consumers - 2.7%

Source: SNL, Form 1, Electric Non-fuel O&M

O&M Cost Savings

2014 & 2015 2014 → 2018

(mils) (mils)

Attrition $-35 $-75

Productivity (Coal→Gas) -35 -50

“Pole Top” Hardening -30 -30

Smart Meters -5 -25

Eliminate Waste (UA’s) -15 -20

Mortality Tables & Discount Rates +50 +50

Service Upgrades +10 +50

Net Savings $-60 $-100

Percent Savings -6% -10%

FAST START! 2% a year!

. . . . better than peers with substantial upside.

6

Sales Growth . . . .

CMS ENERGY

Our Service Territorya Outperforms

Grand Rapids Michigan U.S

Building Permits b +28% +14% +13%

GDP 2010→2013 15 11 8

Population 2011→2014 3 0 2

Unemployment (6/15) 3.7 5.5 5.3

a Grand Rapids

b Annualized numbers thru June

Annual Electric Sales c

Industrial

Total

6%

Conservative

1%

2%

 1/2%

2010-2014 Post-Recession 2015 - 2019 Future

c Weather normalized vs. prior year

. . . . planned conservatively.

7

No “Block Equity” Dilution

CMS ENERGY

Typical utility Model w/o NOLs

< 6%

< 5%

-1%

Rate Base Growth Dilution EPS Growth

CMS Model w/ NOLs

6% 6%

0

Rate Base Growth Dilution EPS Growth

. . . . under CMS growth model for five years!

8

Electric Customer Prices . . . .

CMS ENERGY

Residential Bills

20%

Worse

National Avg

Residential bills well below U.S. average

Better (13)% (13)%

Rates Rates & Act 169

Rates & Fuel

(17)%

-20

2013 2014 2015 2016 Plus

Industrial Rates

30% 26%

Rates

Worse Rates & Fuel

Industrial rates improving rapidly Rates & Act 169 4%

Midwest Avg Flat

Better Policy could eliminate gap (8)%

-30

2013 2014 2015 2016 Plus

. . . . affordable for residential and improving for industrial customers.

9

Michigan Energy Law . . . .

CMS ENERGY

Sen. Nofs Gov. Snyder Rep. Nesbitt

“Retail Open Access” Keep “cap” Keep “cap” End “ROA”

3-year capacity requirement, “one way door” No subsidy 5-year capacity requirement “Fair choice” No subsidy Fully regulated

Efficiency 1% yr waste reduction through 2018 Eliminate 15% energy waste Repeal present program

Renewables IRP process

. . . . builds off the 2008 law, adding growth opportunities.

10

CMS Energy .. . . .

CMS Energy

7% CAGR

+5% to +7%/year

Recession Recession

Help

Hurt

2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Future

We work with anyone and in any condition

Cold winter Mild summer Hot summer Warm winter Mild summer Cold winter Summer- “less” Hot summer Hot summer Warm winter Mild summer Polar vortex Cold Feb.

Governor (D) Governor (R)

Commission (D) New Commission (D) Commission (R)

. . . . consistent growth through recession, adverse weather, changing policy leaders . . . .

11

Why Invest in CMS Energy? CMS ENERGY

Future Shines Bright a

Sustainable Future Growth

EPS a $2.50 +5% to +7% / year

+7% /year

Last 7 Years Next 5 Years

a Adjusted EPS (non-GAAP)

Past Performance Next 5 Years

Investment (bils) (2010-2014) $6.4 $7.6

Capacity Op!

O&M Reduction (2006-2014) (10)% (7)%

Conservative

Sales Growth (2010-2014) +1% + 1/2%

Conservative

Energy Policy 2008 Law Improved Law

. . . . next 10 years even brighter than last 10 year record!

12

Appendix

Constructive Regulation . . . .

CMS ENERGY

Commission

John Quackenbush (R),

Chairman

Term Ends: July 2, 2017

Sally Talberg (I)

Term Ends:

July 2, 2019

Norm Saari (R)

Term Ends: July 2, 2021

Newly appointed!

Tier 1 State Ranking

1 6 Michigan ranked #1

2 8

3 20

4 9

5 6

Barclays Research, 2015 state rankings

. . . . is supported by a quality Commission and a strong Law.

14

Capacity Diversity. . . .

CMS ENERGY

Nuclear 8%

Oil 6% Coal 34%

Renewables 9%

Pumped Storage 11% 2014

Nuclear 8% Gas 32% Oil 6% Nuclear 8%

Oil 6% Purchases 3%

Renewables 3% Coal 41% Renewables 10% 2017 Coal 24%

Pumped Storage 11% 2005 Pumped Storage 12%

Gas 31% Gas 37%

. . . . evolving to cleaner generation while becoming more cost competitive.

15

Capacity & Energy Price Increases. . . . CMS ENERGY

Was (mils) Now (mils) Future Scenarios (mils)

+ $25 – $50 more $65

Energy $55

Capacity

$40

$35

$15

$5

Capacity price ($ kW per month) < $0.50 (Prior) = $2.00 (Forecast) $4.50 $7.50 (CONE)

New Business

Long-term Energy

250 MW at $4.00 per kWm (6/14)

250 MW = $5.75 per kWm (4/15)

Recent Capacity

Long-term > $3.30

Near-term = $4.50

Upside: Capacity and energy contracts layered in over time

. . . . adding value to our “DIG” plant.

16

PPAs (2,000 MW) Create Unique Opportunity for. . . . CMS ENERGY

PPA vs Owned Capacity

30%

10%

5%

Peers CMS Today CMS Future

Opportunity 2,000 MW

$2 Bil Investment

Amount (mils)

PPAs $(650)

New Gas Build 650

Annual Customer Impact zero

. . . . more capacity investment, without increasing bills.

17

ROA (800 MW) Creates Unique Opportunity for. . . . CMS ENERGY

Potential Return

800 MW

“One-Way Door” Decision

Build Decision

Today Future

Opportunity

$150 million subsidy

0.02% of customers on ROA

(~300 customers)

Could lower rates 4% for everyone if all returned

Build new generation capacity, funded by return

. . . . more capacity investment, without increasing bills; 10% return worth five years of growth.

18

Clean Power Plan. . . . CMS ENERGY

Lbs CO2 (per MWh) 2500 (Preliminary -- Emission Rate)

Consumers Energy 2005 Baseline

Retire 950 MW coal

State of Michigan Target

Projected outlook with 20% renewables -- investment not yet in Plan

0

2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030

. . . . positioned well for compliance.

19

Rate Cases. . . . CMS ENERGY

Gas (mils)

$21 $85

$64

Investment Cost of Capital, Upgrades, & Other Filed 7/17

Electric Track Record

Date Step Amount

(mils)

May 2013 Settlement $89

2014 Stay out --

June 2015 Self-implement 110

Dec. 2015 Order expected

2 1/2 years since last order!

. . . . fair and timely.

20

Customer Satisfaction . . . .

CMS ENERGY

Electric

1st Quartile #4

2nd Quartile #6

3rd Quartile

4th Quartile

2010 2012 2014 Present Rank 2016

Residential Business

Gas

#3 1st Quartile

2nd Quartile #9

3rd Quartile

4th Quartile

2010 2012 2014 Present Rank 2016

Residential Business

. . . . continues to improve rapidly. 21

Investment “Catch-up” . . . .

CMS ENERGY

Capex (bils) $1.8 One of first with a ten year plan

> $1.5 per year

“Catch-up” Capex as a Percent of Market Capa

2005 - 2014 2015 - 2024

CMS Energy CMS 10% 16%

Peers Peers 11 15

0

2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024

-----

a Based on December 31, 2014 information percent of market cap

Source: 10K; actual amounts through 2014 smoothed for illustration

. . . . creating an opportunity for the next ten years. 22

Rate Base Growth . . . . CMS ENERGY

10 Years of Growth

Rate Base (bils) $20

+6% /year

Depreciation

0

2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024

Investment

2015 - 2024 Amount (bils)

Gas Infrastructure & Maintenance $5.8

Electric Reliability 2.3

Smart Energy 0.4

Environmental 0.9

New Generation 1.1

Electric Maintenance 5.0

Plan Investment $15.5

. . . . drives EPS growth 5% - 7% a year. 23

O&M “Reinvestment” Helps CUSTOMERS . . . . CMS ENERGY

Adjusted EPS (non-GAAP)

2015 O&M Reinvestment (mils) 2016 Savings (mils)

2014 17¢

DIG outage $(8) $10

Forestry (5) 5

Donations & other (5) 5

Total $(18) $20

13¢

Weather 12¢

Natural Offsets (4)

Cost & Other 5

Total 13¢

2015

Flex Items

O&M choices

Alt. financing

Plant outage

Contributions

+7% -

+5%

Guidance

January March 31 June 30 September 30 December

. . . . AND provides sustainable, premium growth for INVESTORS. 24

O&M Cost Reductions . . . . CMS ENERGY

2006 2014 2018

$1.1 bil Down 10%

$1.0 bil Inflation =2%

Down 7% or 2%/yr

$0.9 bil Inflation =2%

Coal to Gas Switching (Zeeland)

Smarter benefit plans

Productivity/Attrition

Coal to Gas Switching (Jackson)

“Pole Top” Hardening

Productivity/Smart Energy

. . . . provide more “headroom” for more capital investment. 25

MISO Zone 7 Capacity . . . . CMS ENERGY

2016 Forecasted Shortfall (MW)

Annual MISO Survey

June 2014 -3,000

June 2015 -1,300

CMS & DTE Purchase IPPs

New Build

Lower Demand

-----

Source: MISO

Impact

New capacity to meet shortfall not assumed

More upside to $15.5 billion capex plan

Creates upside pressure in capacity prices -- DIG opportunity

. . . . shortfall expected to be 1,300 MW. 26

Operating Cash Flow Growth . . . . CMS ENERGY

Amount (bils)

$2.6

2.1

1.6

1.1

0.6

0.1

(0.4)

(0.9)

Up $0.6 Billion

Gross operating cash flowa up $0.1 billion per year

$1.8 $1.9 $2.1 $2.2 $2.3 $2.5 $2.6

$1.55 Interest, working capital and taxes

Investment

Cash flow before dividend

-----

a Non-GAAP

2014 2015 2016 2017 2018 2019 2020

NOLs & Credits $0.7

$0.7 $0.7 $0.5 $0.3 $0.2 $0.1

. . . . up $0.6 billion or 30% over five years! 27

Generation Strategy: New Supply Sources . . . . CMS ENERGY

Levelized cost of new build (¢/kWh)

25

New Build

Consumers Energy Sources

5¢ 6¢ 5¢ 7¢ 8¢ 6¢ 11¢ 10¢ 7¢ 12¢ 5.5¢ 22¢ 15¢

Zeeland

Back -up 6¢ Cross Winds 9¢ Big 5 Palisades

Back -up 6¢

0

Combined Cycle Gas Plant Wind Coal Nuclear Residential Solar

Gas price= $3.00 $4.50 $6.00 W/ tax credit W/o tax credit W/ emission controls Today $3.00 per watt Future $2.00 per watt?

. . . . combined cycle gas is the most attractive new source of supply. 28

GAAP Reconciliation

CMS ENERGY

CMS ENERGY CORPORATION

Earnings Per Share By Year GAAP Reconciliation

(Unaudited)

2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

Reported earnings (loss) per share - GAAP ($0.30) $0.64 ($0.44) ($0.41) ($1.02) $1.20 $0.91 $1.28 $1.58 $1.42 $1.66 $1.74

After-tax items:

Electric and gas utility 0.21 (0.39) - - (0.07) 0.05 0.33 0.03 - 0.17 - -

Enterprises 0.74 0.62 0.04 (0.02) 1.25 (0.02) 0.09 (0.03) (0.11) (0.01) * 0.03

Corporate interest and other 0.16 (0.03) 0.04 0.27 (0.32) (0.02) 0.01 * (0.01) * * *

Discontinued operations (income) loss (0.16) 0.02 (0.07) (0.03) 0.40 (*) (0.08) 0.08 (0.01) (0.03) * (*)

Asset impairment charges, net - - 1.82 0.76 0.60 - - - - - - -

Cumulative accounting changes 0.16 0.01 - - - - - - - - - -

Adjusted earnings per share, including MTM - non-GAAP $0.81 $0.87 $1.39 $0.57 $0.84 $1.21 (a) $1.26 $1.36 $1.45 $1.55 $1.66 $1.77

Mark-to-market impacts

0.03 (0.43) 0.51

Adjusted earnings per share, excluding MTM - non-GAAP

NA $0.90 $0.96 $1.08 NA NA NA NA NA NA NA NA

* Less than $500 thousand or $0.01 per share.

(a) $1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock.

30

CMS ENERGY

CMS Energy

Reconciliation of Gross Operating Cash Flow to GAAP Operating Activities

(unaudited)

(mils)

	2014	2015	2016	2017	2018	2019	2020
Consumers Operating Income + Depreciation & Amortization	$1,813	$1,920	$2,027	$2,145	$2,266	$2,401	$2,515
Enterprises Project Cash Flows	20	20	40	58	62	67	71
Gross Operating Cash Flow	$1,833	$1,940	$2,067	$2,203	$2,328	$2,468	$2,586
Other operating activities including taxes, interest payments and working capital	(386)	(390)	(567)	(603)	(628)	(668)	(686)
Net cash provided by operating activities	$1,447	$1,550	$1,500	$1,600	$1,700	$1,800	$1,900

31

Customer Satisfaction . . . . CMS ENERGY

Electric Gas

1st Quartile #4 1st Quartile #3

2nd Quartile #6 2nd Quartile #9

CUSTOMERS

3rd Quartile 3rd Quartile

4th Quartile 4th Quartile

2010 2012 2014 Present Rank 2016

2010 2012 2014 Present Rank 2016

Residential Business

…. continues to improve rapidly.

O&M “Reinvestment” Helps CUSTOMERS . . . . CMS ENERGY

Adjusted EPS (non-GAAP)

2015 O&M Reinvestment (mils)

2016 Savings (mils)

2014 17¢

DIG outage $(8) $10

Forestry (5) 5

Donations & other (5) 5

Total $(18) $20

13¢

Weather 12¢

Natural Offsets (4)

Cost & Other 5

Total 13¢

2015

INVESTORS

Flex Items

O&M choices

Alt. financing

Plant outage

Contributions

+7% - +5%

Guidance January March 31 June 30 September 30 December

…. AND provides sustainable, premium growth for INVESTORS.

INVESTOR INFORMATION

CMS Energy Corporation

Investor Relations Department

One Energy Plaza, Jackson, MI 49201

Phil McAndrews (517) 788-1464

Travis Uphaus (517)768-3114

www.cmsenergy.com

CMS ENERGY

OUR MODEL; OUR PLAN

OUTPERFORMED FOR A DECADE: NEXT DECADE EVEN BRIGHTER

12 year track record (EPS and dividend growth)

Capex -- 100% organic (no “big bets”)

Self-funded -- No block equity dilution! (5 years!)

World-class cost performance

Conservative sales planning (under promise/over deliver)

World-class regulation and law

Fall 2015

CMS Energy

Actual Plan Upsides NOT in Plan

7% /year $1.89 +5% - +7%

$1.21 $1.26 $1.36 $1.45 $1.55 $1.66 $1.77 $1.86

Adjusted EPS a $0.81 $0.90 $0.96 $1.08 $1.02 $1.08 $1.16 $1 bil capex =

Int’l Sale $0.84 50¢ 66¢ 84¢ 96¢

20¢ 36¢ +$100 mil +10¢

Dividend 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Future

Gross OCF a (bils) $1.3 + $0.5 $1.8 + $0.8 $2.6

2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 OCF EPS

Self-funded (No block equity dilution)

Gas Infrastructure 2005 - 2014 2015 - 2024

Electric Reliability $10.7 B $15.5 B +30% Opportunity

CapEx Smart Energy Organic Growth +45% Upside

Environmental $20 + B Generation capacity

New Generation Opportunity Gas infrastructure

% of Mkt Cap Electric Maintenance $16.5 + B Grid modernization

-CMS No “Big Bets” Renewables

-Peers 10% 16% 21%

Base Rates

11 15

< 2% < 2% > 2%

2006 2014 2018 Residential Bills Industrial Rates

O&M Cost (bils) Down 10% Down 7% 20% 30%

$1.1 Peers up 42% $1.0 $0.9 National Avg Midwest Avg

5% 1% 8.7% 2.8% 2% 1/2% Policy could create an advantage

Electric Sales -5% -2.5% Conservative 2013 2014 2015 2016 2013 2014 2015 2016

(Ind. /Total) 2008 – 2009 Recession 2010 - 2013 Recovery 2014 2015 - 2019 Future b +1% sales = $20 mil OCF = 5¢ EPS

2008 Law 2015 Update New capacity

Energy efficiency standards Sen. Nofs Gov. Snyder Rep. Nesbitt - Gas combined cycle -- $700 million

- Renewables -- $1 billion

File and implement ROA

Keep “cap” 3-year capacity requirement; “one way door”; No subsidy

Keep “cap” 5-year capacity requirement; “Fair choice”; No subsidy

End “ROA” Fully regulated

New Energy Efficiency

Energy Policy 10% renewables by 2015

Efficiency 1%/yr waste reduction through 2018 Eliminate 15% energy waste

Repeal present program

- Incentive/ rate base - Decoupling

10% ROA cap Renewables IRP Process Eliminate ROA subsidy = $150 million

This placemat contains “forward-looking statements”; please refer to our SEC filings for information regarding the risks and uncertainties that could cause our results to differ materially. It also contains non-GAAP measures. Reconciliations to most directly comparable GAAP measures are found in the accompanying handout or on our website at www.cmsenergy.com a Non-GAAP b As of June 30, 2015